UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2010

MSC Industrial Direct Co., Inc.
(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)   Approval of Amendment to 2005 Omnibus Equity Plan

On January 14, 2010, MSC Industrial Direct Co., Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the annual meeting, the Company’s shareholders approved an amendment to its 2005 Omnibus Equity Plan (the “Plan”) to increase the number of shares of the Company’s Class A common stock available for issuance under the Plan by 3,200,000 shares to an aggregate of 6,200,000 shares.

The full text of the Plan, as amended, is attached hereto as Exhibit 10.01.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

The following exhibits are filed with this Report on Form 8-K:

Exhibit

10.01	MSC Industrial Direct Co., Inc. 2005 Omnibus Equity Plan, as amended through January 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: January 14, 2010	By:	/s/ Shelley Boxer
	Name:	Shelley M. Boxer
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description

10.01	MSC Industrial Direct Co., Inc. 2005 Omnibus Equity Plan, as amended through January 14, 2010